UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2005


                         Eline Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)


    Nevada                         000-30451                    88-0429856
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State or other                   (Commission                  (IRS Employer
jurisdiction of                  File Number)             Identification Number)
incorporation)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
         --------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 895-9859


                                 NOT APPLICABLE
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

          On May 26, 2005, the Company issued a press release announcing that its Storm Depot International subsidiary is in receipt of purchase orders totaling $588,000 for June and July 2005 delivery of its licensed, proprietary E-Panel hurricane panels. The company also reported that it expects its order backlog to increase in the upcoming weeks, spurred by the onset of the hurricane season on June 1, coupled with Storm Depot International's recently announced sales tax rebate incentive program that will coincide with the State of Florida's sales tax holiday for hurricane supplies set to run from June 1 through June 12, 2005.

A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued May 26, 2005 regarding purchase orders valued at $588,000 received by its Storm Depot International Corp. subsidiary.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: May 31, 2005                      By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President